SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 19, 2011
Ford Credit Auto Owner Trust 2011-B

(Issuer of the notes)
Ford Credit Auto Receivables Two LLC

(Depositor)
Ford Motor Credit Company LLC

(Exact name of Sponsor as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

333-167489-03	27-6811746

(Commission File Number)	(IRS Employer Identification No.)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC c/o Ford Motor Company World Headquarters, Suite 801-C1 One American Road Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 313-594-3495
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-4.2
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 1.01 Entry into a Material Definitive Agreement.
In connection with the issuance by Ford Credit Auto Owner Trust 2011-B (the “Trust”) of the asset backed securities (the “Notes”) described in the Prospectus Supplement, dated July 19, 2011 (the “Prospectus Supplement”), and the Base Prospectus, dated July 15, 2011 (the “Base Prospectus” and, together with the Prospectus Supplement, the “Prospectus”), which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Receivables Two LLC, as registrant (the “Registrant”), the Registrant entered into an Underwriting Agreement on July 19, 2011 (the “Underwriting Agreement”) with the underwriters listed in Item 9.01(d) below. The Underwriting Agreement is described more fully in the Prospectus.
This Current Report on Form 8-K is being filed in connection with the execution of the Underwriting Agreement to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.
Item 8.01 Other Events.
On the closing date for the issuance of the Notes set forth in the Prospectus (the “Closing Date”), the Registrant and/or the Trust will enter into the other agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”). The Transaction Documents are described more fully in the Prospectus.
This Current Report on Form 8-K is being filed to satisfy an undertaking to file finalized forms of certain agreements that are to be executed in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits:

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated July 19, 2011, among the Registrant, Ford Motor Credit Company LLC and Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC and RBC Capital Markets, LLC

Exhibit 4.1	Indenture, to be dated as of July 1, 2011, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, to be dated as of July 1, 2011, between the Registrant and U.S. Bank Trust National Association, as Owner Trustee.

Exhibit No.	Description

Exhibit 99.1	Sale and Servicing Agreement, to be dated as of July 1, 2011, among Ford Motor Credit Company LLC, as Servicer, the Registrant and the Trust.

Exhibit 99.2	Purchase Agreement, to be dated as of July 1, 2011, between Ford Motor Credit Company LLC and the Registrant.

Exhibit 99.3	Administration Agreement, to be dated as of July 1, 2011, among Ford Motor Credit Company LLC, The Bank of New York Mellon and the Trust.

Exhibit 99.4	Account Control Agreement, to be dated as of July 1, 2011, between The Bank of New York Mellon and the Trust.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO OWNER TRUST 2011-B
By:	FORD MOTOR CREDIT COMPANY LLC,
as Servicer

By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

Dated: July 21, 2011

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated July 19, 2011, among the Registrant, Ford Motor Credit Company LLC and Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC and RBC Capital Markets, LLC

Exhibit 4.1	Indenture, to be dated as of July 1, 2011, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, to be dated as of July 1, 2011, between the Registrant and U.S. Bank Trust National Association, as Owner Trustee.

Exhibit 99.1	Sale and Servicing Agreement, to be dated as of July 1, 2011, among Ford Motor Credit Company LLC, as Servicer, the Registrant and the Trust.

Exhibit 99.2	Purchase Agreement, to be dated as of July 1, 2011, between Ford Motor Credit Company LLC and the Registrant.

Exhibit 99.3	Administration Agreement, to be dated as of July 1, 2011, among Ford Motor Credit Company LLC, The Bank of New York Mellon and the Trust.

Exhibit 99.4	Account Control Agreement, to be dated as of July 1, 2011, between The Bank of New York Mellon and the Trust.

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